Exhibit 99.2

On February 2, 2011, Equity Residential reported results for the year ended December 31, 2010. All per share results are reported on a fully-diluted basis.

Year Ended December 31, 2010
For the year ended December 31, 2010, the company reported earnings of $0.95 per share compared to $1.27 per share in the same period of 2009.

Same Store Results
On a same store year over year comparison, which includes 112,042 apartment units, revenues decreased 0.1%, expenses increased 0.9% and NOI decreased 0.8%.

Acquisitions/Dispositions
During 2010, the company acquired 16 properties, consisting of 4,445 apartment units, for an aggregate purchase price of $1.5 billion.  Included in this total are the acquisitions of 425 Mass in Washington, D.C. and Vantage Pointe in San Diego, both of which are currently in lease up.

During 2010, the company sold 35 consolidated properties, consisting of 7,171 apartment units, for an aggregate sale price of $718.4 million.

At-The-Market (ATM) Share Offering Program
During the fourth quarter of 2010, the company issued approximately 5.1 million common shares at an average price of $50.27 per share for total consideration of approximately $256.1 million.  During the first quarter of 2011, the company has issued approximately 3.0 million common shares at an average price of $50.84 per share for total consideration of approximately $154.5 million.  The company will use the proceeds from these share sales primarily to fund its investment activity, including development, and to fund debt repayment.  The company’s Board of Trustees has authorized an increase in the amount of shares available for future issuance under this program by approximately 5.7 million to bring the total available for future issuance to 10 million shares.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements and information within the meaning of the federal securities laws.  These statements are based on current expectations, estimates, projections and assumptions made by management.  While Equity Residential’s management believes the assumptions underlying its forward-looking statements are reasonable, such information is inherently subject to uncertainties and may involve certain risks, including, without limitation, changes in general market conditions, including the rate of job growth and cost of labor and construction material, the level of new multifamily construction and development, competition and local government regulation. Other risks and uncertainties are described under the heading “Risk Factors” in our Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission (SEC) and available on our website, www.equityapartments.com.  Many of these uncertainties and risks are difficult to predict and beyond management’s control.  Forward-looking statements are not guarantees of future performance, results or events.  Equity Residential assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Equity Residential
Consolidated Statements of Operations
(Amounts in thousands except per share data)
(Unaudited)

	Year Ended December 31,
	2010	2009
REVENUES
Rental income	$1,986,043	$1,846,157
Fee and asset management	9,476	10,346

Total revenues	1,995,519	1,856,503

EXPENSES
Property and maintenance	498,634	464,809
Real estate taxes and insurance	226,718	206,247
Property management	81,126	71,938
Fee and asset management	5,140	7,519
Depreciation	656,633	559,271
General and administrative	39,887	38,994
Impairment	45,380	11,124

Total expenses	1,553,518	1,359,902

Operating income	442,001	496,601

Interest and other income	5,469	16,585
Other expenses	(11,928)	(6,487)
Interest:
Expense incurred, net	(470,654)	(496,272)
Amortization of deferred financing costs	(10,369)	(12,566)

(Loss) before income and other taxes, (loss) from investments in unconsolidated entities, net gain (loss) on sales of unconsolidated entities
and land parcels and discontinued operations	(45,481)	(2,139)
Income and other tax (expense) benefit	(334)	(2,804)
(Loss) from investments in unconsolidated entities	(735)	(2,815)
Net gain on sales of unconsolidated entities	28,101	10,689
Net (loss) on sales of land parcels	(1,395)	-
(Loss) income from continuing operations	(19,844)	2,931
Discontinued operations, net	315,827	379,098
Net income	295,983	382,029
Net (income) loss attributable to Noncontrolling Interests:
Operating Partnership	(13,099)	(20,305)
Preference Interests and Units	-	(9)
Partially Owned Properties	726	558
Net income attributable to controlling interests	283,610	362,273
Preferred distributions	(14,368)	(14,479)
Net income available to Common Shares	$269,242	$347,794

Earnings per share – basic:
(Loss) from continuing operations available to Common Shares	$(0.11)	$(0.04)
Net income available to Common Shares	$0.95	$1.27
Weighted average Common Shares outstanding	282,888	273,609

Earnings per share – diluted:
(Loss) from continuing operations available to Common Shares	$(0.11)	$(0.04)
Net income available to Common Shares	$0.95	$1.27
Weighted average Common Shares outstanding	282,888	273,609

Distributions declared per Common Share outstanding	$1.47	$1.64

Equity Residential
Consolidated Statements of Funds From Operations and Normalized Funds From Operations
(Amounts in thousands except per share data)
(Unaudited)

	Year Ended December 31,
	2010	2009

Net income	$295,983	$382,029
Adjustments:
Net (income) loss attributable to Noncontrolling Interests:
Preference Interests and Units	-	(9)
Partially Owned Properties	726	558
Depreciation	656,633	559,271
Depreciation – Non-real estate additions	(6,788)	(7,355)
Depreciation – Partially Owned and Unconsolidated Properties	(1,619)	759
Net (gain) on sales of unconsolidated entities	(28,101)	(10,689)
Discontinued operations:
Depreciation	16,770	41,104
Net (gain) on sales of discontinued operations	(297,956)	(335,299)
Net incremental gain (loss) on sales of condominium units	1,506	(385)

FFO (1) (3)	637,154	629,984

Adjustments:
Asset impairment and valuation allowances	45,380	11,124
Property acquisition costs and write-off of pursuit costs (other expenses)	11,928	6,488
Debt extinguishment (gains) losses, including prepayment penalties, preferred
share redemptions and non-cash convertible debt discounts	8,594	34,333
(Gains) losses on sales of non-operating assets, net of income and other
tax expense (benefit)	(80)	(5,737)
Other miscellaneous non-comparable items	(6,186)	(171)

Normalized FFO (2) (3)	$696,790	$676,021

FFO (1) (3)	$637,154	$629,984
Preferred distributions	(14,368)	(14,479)

FFO available to Common Shares and Units - basic (1) (3) (4)	$622,786	$615,505

Normalized FFO (2) (3)	$696,790	$676,021
Preferred distributions	(14,368)	(14,479)

Normalized FFO available to Common Shares and Units - basic (2) (3) (4)	$682,422	$661,542
(1)	The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The April 2002 White Paper states that gain or loss on sales of property is excluded from FFO for previously depreciated operating properties only. Once the Company commences the conversion of units to condominiums, it simultaneously discontinues depreciation of such property.

(2)	Normalized funds from operations ("Normalized FFO") begins with FFO and excludes:
• the impact of any expenses relating to asset impairment and valuation allowances;
• property acquisition and other transaction costs related to mergers and acquisitions and pursuit cost write-offs (other expenses);
• gains and losses from early debt extinguishment, including prepayment penalties, preferred share redemptions and the cost related to the implied option value of non-cash convertible debt discounts;
• gains and losses on the sales of non-operating assets, including gains and losses from land parcel and condominium sales, net of the effect of income tax benefits or expenses; and
• other miscellaneous non-comparable items.
(3)

The Company believes that FFO and FFO available to Common Shares and Units are helpful to investors as supplemental measures of the operating performance of a real estate company, because they are recognized measures of performance by the real estate industry and by excluding gains or losses related to dispositions of depreciable property and excluding real estate depreciation (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO available to Common Shares and Units can help compare the operating performance of a company's real estate between periods or as compared to different companies. The company also believes that Normalized FFO and Normalized FFO available to Common Shares and Units are helpful to investors as supplemental measures of the operating performance of a real estate company because they allow investors to compare the company's operating performance to its performance in prior reporting periods and to the operating performance of other real estate companies without the effect of items that by their nature are not comparable from period to period and tend to obscure the Company's actual operating results.  FFO, FFO available to Common Shares and Units, Normalized FFO and Normalized FFO available to Common Shares and Units do not represent net income, net income available to Common Shares or net cash flows from operating activities in accordance with GAAP.  Therefore, FFO, FFO available to Common Shares and Units, Normalized FFO and Normalized FFO available to Common Shares and Units should not be exclusively considered as alternatives to net income, net income available to Common Shares or net cash flows from operating activities as determined by GAAP or as a measure of liquidity.  The Company's calculation of FFO, FFO available to Common Shares and Units, Normalized FFO and Normalized FFO available to Common Shares and Units may differ from other real estate companies due to, among other items, variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.

(4)	FFO available to Common Shares and Units and Normalized FFO available to Common Shares and Units are calculated on a basis consistent with net income available to Common Shares and reflects adjustments to net income for preferred distributions and premiums on redemption of preferred shares in accordance with accounting principles generally accepted in the United States. The equity positions of various individuals and entities that contributed their properties to the Operating Partnership in exchange for OP Units are collectively referred to as the "Noncontrolling Interests - Operating Partnership". Subject to certain restrictions, the Noncontrolling Interests - Operating Partnership may exchange their OP Units for EQR Common Shares on a one-for-one basis.

Equity Residential
Consolidated Balance Sheets
(Amounts in thousands except for share amounts)
(Unaudited)

	December 31,	December 31,
	2010	2009
ASSETS
Investment in real estate
Land	$4,110,275	$3,650,324
Depreciable property	15,226,512	13,893,521
Projects under development	130,337	668,979
Land held for development	235,247	252,320
Investment in real estate	19,702,371	18,465,144
Accumulated depreciation	(4,337,357)	(3,877,564)
Investment in real estate, net	15,365,014	14,587,580

Cash and cash equivalents	431,408	193,288
Investments in unconsolidated entities	3,167	6,995
Deposits – restricted	180,987	352,008
Escrow deposits – mortgage	12,593	17,292
Deferred financing costs, net	42,033	46,396
Other assets	148,992	213,956
Total assets	$16,184,194	$15,417,515

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,762,896	$4,783,446
Notes, net	5,185,180	4,609,124
Lines of credit	-	-
Accounts payable and accrued expenses	39,452	58,537
Accrued interest payable	98,631	101,849
Other liabilities	304,202	272,236
Security deposits	60,812	59,264
Distributions payable	140,905	100,266
Total liabilities	10,592,078	9,984,722

Commitments and contingencies

Redeemable Noncontrolling Interests – Operating Partnership	383,540	258,280

Equity:
Shareholders' equity:
Preferred Shares of beneficial interest, $0.01 par value;
100,000,000 shares authorized; 1,600,000 shares issued
and outstanding as of December 31, 2010 and 1,950,925
shares issued and outstanding as of December 31, 2009	200,000	208,773
Common Shares of beneficial interest, $0.01 par value;
1,000,000,000 shares authorized; 290,197,242 shares issued
and outstanding as of December 31, 2010 and 279,959,048
shares issued and outstanding as of December 31, 2009	2,902	2,800
Paid in capital	4,741,521	4,477,426
Retained earnings	203,581	353,659
Accumulated other comprehensive (loss) income	(57,818)	4,681
Total shareholders' equity	5,090,186	5,047,339
Noncontrolling Interests:
Operating Partnership	110,399	116,120
Partially Owned Properties	7,991	11,054
Total Noncontrolling Interests	118,390	127,174
Total equity	5,208,576	5,174,513
Total liabilities and equity	$16,184,194	$15,417,515

Equity Residential
Portfolio Summary
As of December 31, 2010

					% of	Average
				% of	Stabilized	Rental
	Markets	Properties	Units	Total Units	NOI	Rate (1)

1	New York Metro Area	28	8,290	6.4%	12.7%	$2,843
2	DC Northern Virginia	31	10,393	8.0%	12.1%	1,869
3	South Florida	38	12,869	9.9%	9.1%	1,313
4	Los Angeles	39	8,311	6.4%	8.1%	1,717
5	Boston	28	5,711	4.4%	7.1%	2,204
6	Seattle/Tacoma	43	9,748	7.5%	6.7%	1,293
7	San Francisco Bay Area	35	6,606	5.1%	6.0%	1,683
8	San Diego	14	4,963	3.8%	5.2%	1,789
9	Phoenix	36	10,769	8.3%	4.8%	848
10	Denver	23	7,967	6.2%	4.7%	1,044
11	Suburban Maryland	21	5,782	4.5%	4.5%	1,346
12	Orlando	26	8,042	6.2%	4.2%	961
13	Orange County, CA	11	3,490	2.7%	3.2%	1,518
14	Atlanta	20	6,183	4.8%	3.0%	961
15	Inland Empire, CA	11	3,639	2.8%	2.8%	1,352
16	All Other Markets (2)	45	12,103	9.3%	5.8%	975
	Total	449	124,866	96.3%	100.0%	1,444

	Military Housing	2	4,738	3.7%	-	-
	Grand Total	451	129,604	100.0%	100.0%	$1,444

(1)  Average rental rate is defined as total rental revenues divided by the weighted average occupied units for the month of December 2010.

(2)  All Other Markets - Each individual market is less than 2.0% of stabilized NOI.

Note:	Projects under development are not included in the Portfolio Summary until construction has been completed, at which time the projects are included at their stabilized NOI.

Equity Residential

Portfolio as of December 31, 2010

		Properties		Units

Wholly Owned Properties		425		119,634
Partially Owned Properties:
Consolidated		24		5,232
Unconsolidated		-		-
Military Housing		2		4,738

		451		129,604

Portfolio Rollforward 2010
($ in thousands)

				Purchase/
	Properties	Units		(Sale) Price

12/31/2009	495	137,007

Acquisitions:
Rental Properties:
Consolidated - Stabilized	14	3,207		$1,118,951
Consolidated - Not Stabilized (1)	2	1,238		$366,750
Land Parcels (six)	-	-		$68,869
Dispositions:
Rental Properties:
Consolidated	(35)	(7,171)		$(718,352)
Unconsolidated (2)	(27)	(6,275)		$(417,779)
Land Parcel (one)	-	-		$(4,000)
Condominium Conversion Properties	(1)	(2)		$(360)
Completed Developments	3	1,450
Configuration Changes	-	150

12/31/2010	451	129,604	(3)
(1)

EQR acquired one property in the third quarter of 2010 (Vantage Pointe) that was in the early stages of lease up and is expected to stabilize in its third year of ownership. EQR also acquired one unoccupied property in the second quarter of 2010 (425 Mass) that is expected to stabilize in its third year of ownership.

(2)	EQR owned a 25% interest in these unconsolidated rental properties. Sale price listed is the gross sale price.

(3)

During the second quarter of 2010, EQR acquired the 75% equity interest it did not own in seven previously unconsolidated properties containing 1,811 units with a real estate value of $105.1 million. One of these properties was subsequently sold while the remaining properties continue to be included in the Company's portfolio counts above.

Equity Residential
2010 vs. 2009
Same Store Results/Statistics
$ in thousands (except for Average Rental Rate) - 112,042 Same Store Units

	Results			Statistics
				Average
				Rental
Description	Revenues	Expenses	NOI (1)	Rate (2)	Occupancy	Turnover

2010	$1,728,268	$654,663	$1,073,605	$1,358	94.8%	56.7%
2009	$1,730,335	$648,508	$1,081,827	$1,375	93.7%	61.5%

Change	$(2,067)	$6,155	$(8,222)	$(17)	1.1%	(4.8%)

Change	(0.1%)	0.9%	(0.8%)	(1.2%)
(1)

The Company's primary financial measure for evaluating each of its apartment communities is net operating income ("NOI"). NOI represents rental income less property and maintenance expense, real estate tax and insurance expense and property management expense. The Company believes that NOI is helpful to investors as a supplemental measure of its operating performance because it is a direct measure of the actual operating results of the Company's apartment communities.

(2)	Average rental rate is defined as total rental revenues divided by the weighted average occupied units for the period.

Equity Residential
Same Store Operating Expenses
$ in thousands - 112,042 Same Store Units

					% of Actual
					2010
	Actual	Actual	$	%	Operating
	2010	2009	Change	Change	Expenses
Real estate taxes	$174,131	$177,180	$(3,049)	(1.7%)	26.6%
On-site payroll (1)	156,668	156,446	222	0.1%	23.9%
Utilities (2)	102,553	100,441	2,112	2.1%	15.7%
Repairs and maintenance (3)	97,166	94,223	2,943	3.1%	14.8%
Property management costs (4)	69,995	64,022	5,973	9.3%	10.7%
Insurance	21,545	21,525	20	0.1%	3.3%
Leasing and advertising	14,892	16,029	(1,137)	(7.1%)	2.3%
Other on-site operating expenses (5)	17,713	18,642	(929)	(5.0%)	2.7%
Same store operating expenses	$654,663	$648,508	$6,155	0.9%	100.0%
(1)	On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.

(2)	Utilities - Represents gross expenses prior to any recoveries under the Resident Utility Billing System ("RUBS"). Recoveries are reflected in rental income.

(3)	Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, snow removal, elevator, roof and parking lot repairs and other miscellaneous building repair costs.

(4)	Property management costs - Includes payroll and related expenses for departments, or portions of departments, that directly support on-site management. These include such departments as regional and corporate property management, property accounting, human resources, training, marketing and revenue management, procurement, real estate tax, property legal services and information technology.

(5)	Other on-site operating expenses - Includes administrative costs such as office supplies, telephone and data charges and association and business licensing fees.

Equity Residential

Debt Summary as of December 31, 2010
(Amounts in thousands)
				Weighted
			Weighted	Average
			Average	Maturities
	Amounts (1)	% of Total	Rates (1)	(years)

Secured	$4,762,896	47.9%	4.79%	8.1
Unsecured	5,185,180	52.1%	4.96%	4.5
Total	$9,948,076	100.0%	4.88%	6.2

Fixed Rate Debt:
Secured - Conventional	$3,831,393	38.5%	5.68%	6.9
Unsecured - Public/Private	4,375,860	44.0%	5.78%	5.1
Fixed Rate Debt	8,207,253	82.5%	5.73%	5.9

Floating Rate Debt:
Secured - Conventional	326,009	3.3%	2.56%	0.7
Secured - Tax Exempt	605,494	6.1%	0.48%	20.4
Unsecured - Public/Private	809,320	8.1%	1.72%	1.3
Unsecured - Revolving Credit Facility	-	-	0.66%	1.2
Floating Rate Debt	1,740,823	17.5%	1.39%	7.5

Total	$9,948,076	100.0%	4.88%	6.2
(1)	Net of the effect of any derivative instruments. Weighted average rates are for the year ended December 31, 2010.

Note: The Company capitalized interest of approximately $13.0 million and $34.9 million during the years ended December 31, 2010 and 2009, respectively.

Debt Maturity Schedule as of December 31, 2010
(Amounts in thousands)

							Weighted	Weighted
							Average Rates	Average
	Fixed		Floating				on Fixed	Rates on
Year	Rate (1)		Rate (1)		Total	% of Total	Rate Debt (1)	Total Debt (1)

2011	$906,266	(2)	$759,725	(3)	$1,665,991	16.8%	5.28%	3.49%
2012	778,181		38,128		816,309	8.2%	5.65%	5.57%
2013	269,159		309,828		578,987	5.8%	6.72%	4.89%
2014	562,583		22,034		584,617	5.9%	5.31%	5.24%
2015	357,713		-		357,713	3.6%	6.40%	6.40%
2016	1,167,662		-		1,167,662	11.7%	5.33%	5.33%
2017	1,355,830		456		1,356,286	13.6%	5.87%	5.87%
2018	80,763		44,677		125,440	1.3%	5.72%	4.28%
2019	801,754		20,766		822,520	8.3%	5.49%	5.36%
2020	1,671,836		809		1,672,645	16.8%	5.50%	5.50%
2021+	255,506		544,400		799,906	8.0%	6.62%	2.67%

Total	$8,207,253		$1,740,823		$9,948,076	100.0%	5.63%	4.93%
(1)	Net of the effect of any derivative instruments. Weighted average rates are as of December 31, 2010.

(2)	Includes $482.5 million face value of 3.85% convertible unsecured debt with a final maturity of 2026. The notes are callable by the Company on or after August 18, 2011. The notes are putable by the holders on August 18, 2011, August 15, 2016 and August 15, 2021.

(3)	Includes the Company's $500.0 million term loan facility, which originally matured on October 5, 2010. Effective April 12, 2010, the Company exercised the first of its two one-year extension options. As a result, the maturity date is now October 5, 2011 and there is one remaining one-year extension option exercisable by the Company.

Equity Residential
Unsecured Debt Summary as of December 31, 2010
(Amounts in thousands)

					Unamortized
	Coupon	Due		Face	Premium/	Net
	Rate	Date		Amount	(Discount)	Balance

Fixed Rate Notes:
	6.950%	03/02/11		$93,096	$205	$93,301
	6.625%	03/15/12		253,858	(229)	253,629
	5.500%	10/01/12		222,133	(383)	221,750
	5.200%	04/01/13	(1)	400,000	(266)	399,734
Fair Value Derivative Adjustments			(1)	(300,000)	-	(300,000)
	5.250%	09/15/14		500,000	(228)	499,772
	6.584%	04/13/15		300,000	(469)	299,531
	5.125%	03/15/16		500,000	(278)	499,722
	5.375%	08/01/16		400,000	(1,036)	398,964
	5.750%	06/15/17		650,000	(3,306)	646,694
	7.125%	10/15/17		150,000	(441)	149,559
	4.750%	07/15/20		600,000	(4,349)	595,651
	7.570%	08/15/26		140,000	-	140,000
	3.850%	08/15/26	(2)	482,545	(4,992)	477,553

				4,391,632	(15,772)	4,375,860

Floating Rate Notes:
		04/01/13	(1)	300,000	-	300,000
Fair Value Derivative Adjustments			(1)	9,320	-	9,320
Term Loan Facility	LIBOR+0.50%	10/05/11	(3)(4)	500,000	-	500,000
				809,320	-	809,320

Revolving Credit Facility:	LIBOR+0.50%	02/28/12	(3)(5)	-	-	-
Total Unsecured Debt				$5,200,952	$(15,772)	$5,185,180
(1)	$300.0 million in fair value interest rate swaps converts a portion of the 5.200% notes due April 1, 2013 to a floating interest rate.

(2)	Convertible notes mature on August 15, 2026. The notes are callable by the Company on or after August 18, 2011. The notes are putable by the holders on August 18, 2011, August 15, 2016 and August 15, 2021.

(3)	Facilities are private. All other unsecured debt is public.

(4)	Represents the Company's $500.0 million term loan facility, which originally matured on October 5, 2010. Effective April 12, 2010, the Company exercised the first of its two one-year extension options. As a result, the maturity date is now October 5, 2011 and there is one remaining one-year extension option exercisable by the Company.

(5)	As of December 31, 2010, there was approximately $1.28 billion available on the Company's unsecured revolving credit facility.

Equity Residential

Capital Structure as of December 31, 2010
(Amounts in thousands except for share/unit and per share amounts)

Secured Debt					$4,762,896	47.9%
Unsecured Debt					5,185,180	52.1%
Total Debt					9,948,076	100.0%	38.4%

Common Shares (includes Restricted Shares)			290,197,242	95.5%
Units (includes OP Units and LTIP Units)			13,612,037	4.5%
Total Shares and Units			303,809,279	100.0%
Common Share Price at December 31, 2010			$51.95
					15,782,892	98.7%
Perpetual Preferred Equity (see below)					200,000	1.3%
Total Equity					15,982,892	100.0%	61.6%

Total Market Capitalization					$25,930,968		100.0%

Perpetual Preferred Equity as of December 31, 2010
(Amounts in thousands except for share and per share amounts)

				Annual	Annual	Weighted
	Redemption	Outstanding	Liquidation	Dividend	Dividend	Average
Series	Date	Shares	Value	Per Share	Amount	Rate

Preferred Shares:
8.29% Series K	12/10/26	1,000,000	$50,000	$4.145	$4,145
6.48% Series N	6/19/08	600,000	150,000	16.20	9,720

Total Perpetual Preferred Equity		1,600,000	$200,000		$13,865	6.93%

Note: Both the Series E and the Series H Convertible Preferred Shares were redeemed on November 1, 2010.

Equity Residential
Common Share and Unit
Weighted Average Amounts Outstanding

	2010	2009

Weighted Average Amounts Outstanding for Net Income Purposes:
Common Shares - basic	282,887,601	273,609,477
Shares issuable from assumed conversion/vesting of (1):
- OP Units	-	-
- long-term compensation award shares/units	-	-
Total Common Shares and Units - diluted (1)	282,887,601	273,609,477

Period Ending Amounts Outstanding:
Common Shares (includes Restricted Shares)	290,197,242	279,959,048
Units (includes OP Units and LTIP Units)	13,612,037	14,197,969
Total Shares and Units	303,809,279	294,157,017
(1)	Potential common shares issuable from the assumed conversion of OP Units and the exercise/vesting of long-term compensation award shares/units are automatically anti-dilutive and therefore excluded from the diluted earnings per share calculation as the Company had a loss from continuing operations for the years ended December 31, 2010 and 2009, respectively.

Equity Residential
Partially Owned Entities as of December 31, 2010
(Amounts in thousands except for project and unit amounts)

	Consolidated
	Development Projects
	Held for
	and/or Under	Completed, Not	Completed
	Development	Stabilized (4)	and Stabilized	Other	Total

Total projects (1)	-	1	4	19	24

Total units (1)	-	490	1,302	3,440	5,232

Operating information for the year
ended 12/31/10 (at 100%):
Operating revenue	$4	$6,344	$25,607	$55,928	$87,883
Operating expenses	758	3,458	9,370	19,906	33,492

Net operating (loss) income	(754)	2,886	16,237	36,022	54,391
Depreciation	-	-	12,239	14,882	27,121
General and administrative/other	51	-	127	92	270
Impairment	8,959	-	-	-	8,959

Operating (loss) income	(9,764)	2,886	3,871	21,048	18,041
Interest and other income	23	-	10	30	63
Other expenses	(493)	-	-	(548)	(1,041)
Interest:
Expense incurred, net	(925)	(2,872)	(6,596)	(20,576)	(30,969)
Amortization of deferred financing costs	-	-	(753)	(238)	(991)

(Loss) income before income and other taxes
and discontinued operations	(11,159)	14	(3,468)	(284)	(14,897)
Income and other tax (expense) benefit	(31)	-	-	(5)	(36)
Net loss on sales of land parcels	(234)	-	-	-	(234)
Net gain on sales of discontinued operations	711	-	-	34,842	35,553

Net (loss) income	$(10,713)	$14	$(3,468)	$34,553	$20,386

Debt - Secured (2):
EQR Ownership (3)	$18,342	$141,741	$275,348	$252,857	$688,288
Noncontrolling Ownership	-	-	-	61,678	61,678

Total (at 100%)	$18,342	$141,741	$275,348	$314,535	$749,966
(1) Project and unit counts exclude all uncompleted development projects until those projects are substantially completed.

(2) All debt is non-recourse to the Company with the exception of $14.0 million in mortgage debt on one development project.

(3) Represents the Company's current economic ownership interest.

(4) Projects included here are substantially complete. However, they may still require additional exterior and interior work for all units to be available for leasing.

Note: On December 29, 2010, the Company admitted an 80% institutional partner to an entity owning a developable land parcel in Florida in exchange for $11.7 million in cash and retained a 20% equity interest. This land parcel is now unconsolidated. Total project cost is approximately $76.1 million and construction is expected to start in the first quarter of 2011. The Company is responsible for constructing the project and has given certain construction cost overun guarantees. The Company's remaining funding obligation is currently estimated at approximately $2.5 million.

Equity Residential
Consolidated Development and Lease-Up Projects as of December 31, 2010
(Amounts in thousands except for project and unit amounts)

					Total Book
			Total	Total	Value Not							Estimated	Estimated
		No. of	Capital	Book Value	Placed in		Total		Percentage	Percentage	Percentage	Completion	Stabilization
Projects	Location	Units	Cost (1)	to Date	Service		Debt		Completed	Leased	Occupied	Date	Date

Projects Under Development - Wholly Owned:
Red 160 (formerly Redmond Way)	Redmond, WA	250	$84,382	$76,964	$76,964		$-		97%	86%	68%	Q1 2011	Q1 2012
500 West 23rd Street (formerly 10 Chelsea) (2)	New York, NY	111	55,555	27,382	27,382		-		33%	-	-	Q4 2011	Q4 2012
Savoy III	Aurora, CO	168	23,856	5,409	5,409		-		7%	-	-	Q3 2012	Q2 2013
2201 Pershing Drive	Arlington, VA	188	64,242	14,707	14,707		-		1%	-	-	Q3 2012	Q3 2013
Projects Under Development - Wholly Owned		717	228,035	124,462	124,462		-

Projects Under Development		717	228,035	124,462	124,462		-

Completed Not Stabilized - Wholly Owned (3):
Reunion at Redmond Ridge	Redmond, WA	321	53,175	53,151	-		-			94%	93%	Completed	Q1 2011
Westgate	Pasadena, CA	480	165,558	154,886	-		135,000	(4)		80%	76%	Completed	Q3 2011
425 Mass (5)	Washington, D.C.	559	166,750	166,750	-		-			61%	58%	Completed	Q1 2012
Vantage Pointe (5)	San Diego, CA	679	200,000	200,000	-		-			42%	41%	Completed	Q3 2012
Projects Completed Not Stabilized - Wholly Owned		2,039	585,483	574,787	-		135,000

Completed Not Stabilized - Partially Owned (3):
The Brooklyner (formerly 111 Lawrence Street)	Brooklyn, NY	490	272,368	257,748	-		141,741			93%	89%	Completed	Q2 2011
Projects Completed Not Stabilized - Partially Owned		490	272,368	257,748	-		141,741

Projects Completed Not Stabilized		2,529	857,851	832,535	-		276,741

Completed and Stabilized During the Quarter - Wholly Owned:
70 Greene (formerly 77 Hudson)	Jersey City, NJ	480	268,458	267,403	-		-			93%	91%	Completed	Stabilized
Third Square (formerly 303 Third)	Cambridge, MA	482	257,457	256,546	-		-			94%	92%	Completed	Stabilized
Projects Completed and Stabilized During the Quarter - Wholly Owned		962	525,915	523,949	-		-

Projects Completed and Stabilized During the Quarter		962	525,915	523,949	-		-

Total Projects		4,208	$1,611,801	$1,480,946	$124,462	(6)	$276,741

Land Held for Development		N/A	N/A	$235,247	$235,247		$18,342
(1)	Total capital cost represents estimated cost for projects under development and/or developed and all capitalized costs incurred to date plus any estimates of costs remaining to be funded for all projects, all in accordance with GAAP.

(2)	500 West 23rd Street - The land under this development is subject to a long term ground lease.

(3)	Properties included here are substantially complete. However, they may still require additional exterior and interior work for all units to be available for leasing.

(4)	Debt is tax-exempt bonds that are entirely outstanding, with $16.8 million held in escrow by the lender and released as draw requests are made. This escrowed amount is classified as "Deposits – restricted" in the consolidated balance sheets at 12/31/10. The Company paid off the $28.2 million in taxable bonds during the fourth quarter of 2010.

(5)	The Company acquired these completed development projects prior to stabilization and has begun/continued lease-up activities.

(6)	Total book value not placed in service excludes $5.9 million of construction-in-progress related to the reconstruction of the Prospect Towers garage.

Equity Residential
Capital Expenditures to Real Estate
For the Year Ended December 31, 2010
(Amounts in thousands except for unit and per unit amounts)

		Capital Expenditures to Real Estate

				Building
	Total	Replacements	Avg.	Improvements	Avg.		Avg.
	Units (1)	(2)	Per Unit	(3)	Per Unit	Total	Per Unit

Same Store Properties (4)	112,042	$70,620	$630	$54,118	$483	$124,738	$1,113	(7)

Non-Same Store Properties (5)	12,824	4,180	457	5,547	607	9,727	1,064

Other (6)	-	1,509		2,234		3,743

Total	124,866	$76,309		$61,899		$138,208
(1)	Total Units - Excludes 4,738 military housing units for which repairs and maintenance expenses and capital expenditures to real estate are self-funded and do not consolidate into the Company's results.

(2)	Replacements - Includes new expenditures inside the units such as appliances, mechanical equipment, fixtures and flooring, including carpeting. Replacements for same store properties also include $31.7 million spent in 2010 on unit renovations/rehabs (primarily kitchens and baths) on 4,331 units (equating to about $7,300 per unit rehabbed) designed to reposition these assets for higher rental levels in their respective markets. In 2011, the Company expects to spend approximately $41.0 million rehabbing 5,500 units (equating to about $7,500 per unit rehabbed).

(3)	Building Improvements - Includes roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.

(4)	Same Store Properties - Primarily includes all properties acquired or completed and stabilized prior to January 1, 2009, less properties subsequently sold.

(5)	Non-Same Store Properties - Primarily includes all properties acquired during 2009 and 2010, plus any properties in lease-up and not stabilized as of January 1, 2009. Per unit amounts are based on a weighted average of 9,141 units.

(6)	Other - Primarily includes expenditures for properties sold during the period.

(7)	For 2011, the Company estimates that it will spend approximately $1,200 per unit of capital expenditures for its same store properties inclusive of unit renovation/rehab costs, or $850 per unit excluding unit renovation/rehab costs.

Equity Residential
Discontinued Operations
(Amounts in thousands)

	Year Ended
	December 31,
	2010	2009

REVENUES
Rental income	$67,670	$160,031
Total revenues	67,670	160,031

EXPENSES (1)
Property and maintenance	18,659	49,088
Real estate taxes and insurance	7,028	18,065
Depreciation	16,770	41,104
General and administrative	36	34
Total expenses	42,493	108,291

Discontinued operating income	25,177	51,740

Interest and other income	497	120
Other expenses	-	(1)
Interest (2):
Expense incurred, net	(7,722)	(8,660)
Amortization of deferred financing costs	(37)	(561)
Income and other tax (expense) benefit	(44)	1,161

Discontinued operations	17,871	43,799
Net gain on sales of discontinued operations	297,956	335,299
Discontinued operations, net	$315,827	$379,098
(1)	Includes expenses paid in the current period for properties sold or held for sale in prior periods related to the Company’s period of ownership.

(2)	Includes only interest expense specific to secured mortgage notes payable for properties sold and/or held for sale.

Equity Residential
Additional Reconciliations
(Amounts in thousands)

Same Store NOI Reconciliation

The following table presents reconciliations of operating income per the consolidated statements of operations to NOI for 2010 Same Store Properties:

	Year Ended December 31,
	2010	2009

Operating income	$442,001	$496,601
Adjustments:
Non-same store operating results	(105,960)	(21,336)
Fee and asset management revenue	(9,476)	(10,346)
Fee and asset management expense	5,140	7,519
Depreciation	656,633	559,271
General and administrative	39,887	38,994
Impairment	45,380	11,124

Same store NOI	$1,073,605	$1,081,827